                                                                       EXHIBIT 6

June 17, 1999


                          INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our report dated April 11, 1997, appearing in the Company's Registration Statement on Form 10-K filed May 6, 1999.



/s/ COPELAND, BUHL & COMPANY, P.L.L.P.
Wayzata, Minnesota